IDACORP®

Earnings Conference Call

4th Quarter 2015

February 18, 2016

Leadership Presenting Today



Darrel Anderson
IDACORP President
& Chief Executive Officer



Steve Keen
IDACORP Senior Vice President,
Chief Financial Officer & Treasurer

Forward-Looking Statements

In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements, including, without limitation, earnings guidance, that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, outlook, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "continues," "estimates," "expects," "guidance," "intends," "potential," "plans," "predicts," "projects," "targets," or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include the following: (a) the effect of decisions by state public utility commissions and federal regulators affecting Idaho Power's ability to recover costs and earn a return; (b) changes in customer growth rates, loss of significant customers, and related changes in loads; (c) the impacts of changes in economic conditions, including on customer demand; (d) unseasonable or severe weather conditions, wildfires, droughts, and other natural phenomena, which affect customer demand, hydroelectric generation levels, infrastructure repair costs, and fuel costs; (e) advancement of technologies that reduce customer demand; (f) adoption of or changes in, and costs of compliance with, laws, regulations, and policies, including those relating to the environment, and the ability to obtain and comply with governmental permits and other authorizations; (g) variable hydrological conditions and over-appropriation of surface and groundwater and the impact on generation from hydroelectric facilities; (h) the ability to purchase fuel and power from suppliers on reasonable terms; (i) accidents, fires, explosions, and mechanical breakdowns that may occur while operating and maintaining an electric system, and disruptions and outages of generation and transmission systems or the western interconnected transmission system; (j) costs and operational challenges of integrating an increasing volume of mandated purchased intermittent power; (k) administration of mandatory reliability, security, and other requirements; (l) the ability to obtain debt and equity financing when necessary and on reasonable terms; (m) reductions in credit ratings and potential reduction in liquidity; (n) the ability to buy and sell power, transmission capacity, and fuel in the markets and the availability to enter into, and success or failure of, financial and physical commodity hedges; (o) the magnitude of future benefit plan funding obligations; (p) the ability to continue to pay dividends, and contractual and regulatory restrictions on those dividends; (q) changes in tax laws and the availability of tax credits; (r) employee workforce factors, including potential unionization of all or part of the companies' workforce and the impacts of an aging workforce; (s) the failure of information systems or technology solutions or the failure to secure information system data, failure to comply with privacy laws, security breaches, or the effect on the companies from cyber attacks, terrorist incidents, or the threat of terrorist incidents, and acts of war; (t) unusual or unanticipated changes in normal business operations, including unusual maintenance or repairs; and (u) adoption of or changes in accounting policies, principles, or estimates. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP, Inc.'s and Idaho Power Company's most recent Annual Report on Form 10-K and other reports the companies file with the U.S. Securities and Exchange Commission, including (but not limited to) Part I, Item 1A - "Risk Factors" in the Form 10-K and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Earnings Performance

IDACORP, Inc. Net Income and Earnings Per Share

(thousands except for per share amounts)

	Three Months Ended December 31		Twelve Months Ended December 31	
	2015	2014	2015	2014
Net Income	$ 31,832	$ 34,648	$ 194,679	$ 193,480
Weighted average shares outstanding– diluted	50,334	50,245	50,292	50,199
Earnings per diluted share	$ 0.63	$ 0.69	$ 3.87	$ 3.85

2014 to 2015

IDACORP, Inc. Net Income (millions)

Net Income – For the Year Ended December 31, 2014		**$ 193.5**
Change in Idaho Power net income:		
Customer growth, net of associated power supply costs	$ 10.3	
Usage per customer, net of associated power supply costs	(6.7)	
Change in FCA revenues due to sales volumes and mechanism change	12.7	
Depreciation expense and property taxes	(6.2)	
Rent from electric property, wheeling and other revenue	3.0	
Other operating and maintenance expenses	(4.2)	
Change in Idaho Power operating income prior to sharing mechanisms	8.9	
Change in operating income as a result of sharing mechanisms	21.5	
Change in Idaho Power operating income	30.4	
Non-operating income and expenses	(0.4)	
Change in income tax benefit related to first mortgage bond redemption costs	7.2	
Change in income tax expense due to cumulative impact of tax method change recorded in 2014	(24.5)	
Other changes in income tax expense	(11.1)	
Total increase in Idaho Power net income		1.6
Other changes (net of tax)		(0.4)
Net Income – For the Year Ended December 31, 2015		**$ 194.7**

Operating Cash Flows

(millions)

IDACORP	Twelve Months Ended December 31 2015	2014
Net Cash Provided by Operating Activities	$ 353.2	$ 364.3

Liquidity

(millions)

	As of December 31, 2015 IDACORP[(1)]	Idaho Power
Revolving Credit Facility – Expires October 2018	$ 100.0	$ 300.0
Commercial Paper Outstanding	(20.0)	–
Identified for Other Use[(2)]	–	(24.2)
Total	$ 80.0	$ 275.8

(1) Holding company only.

(2) Port of Morrow and American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the optional or mandatory purchase provisions of the bonds, if the remarketing agent for the bonds is unable to sell the bonds to third parties.

Key Financial & Operating Metrics and 2016 Earnings Guidance

(millions except for per share amounts)

	2016 Estimates	
	2016 Estimates (1)	2015 Actual
Idaho Power Operations & Maintenance Expense	\$ 350 – \$ 360	\$ 342
Idaho Power Additional Amortization of ADITC	Less Than \$5	None
Idaho Power Capital Expenditures excluding AFUDC	\$ 300 – \$ 310	\$ 284
Idaho Power Hydroelectric Generation (MWhs) (2)	6.0 – 8.0	5.9
IDACORP Earnings Per Share Guidance (3)	\$ 3.80 – \$ 3.95	\$ 3.87

(1) As of February 18, 2016.

(2) Based on reservoir storage levels and forecasted weather conditions as of February 18, 2016.

(3) The 2016 guidance incorporates all of the key financial and operating assumptions listed above.

Strong Foundation

- Major changes over 100 years
- What has not changed?
  - Commitment to our customers, employees, and owners (CEOs)
- What is on the horizon
  - Working to grow top line revenue
  - Focusing on optimization
  - Working with regulators
  - Growing common stock dividend
  - Transitioning during retirements – at all levels

Continued Economic Progress



Idaho Power Customer Growth
535,000
525,000
515,000
505,000
495,000
485,000
475,000
0.7%
1.1%
1.5%
1.4%
1.8%
2011
2012
2013
2014
2015



JUMP
Jack's Urban Meeting Place



BAR CLIF

New IDACORP Website


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Idaho Power Company, IDACORP's principal operating subsidiary, has been providing hydroelectric energy to customers since 1916.
Welcome to IDACORP
Idaho Power Company, IDACORP's fully integrated electric utility, has been in business for 100 years and provides low cost, clean, hydroelectric power to its customers.
Our Strategy
IDACORP's business strategy emphasizes Idaho Power as IDACORP's core business. Idaho Power has a three-part strategy of responsible planning, responsible development and protection of resources, and responsible energy use to ensure adequate energy supplies. Idaho Power's business strategy seeks to balance the interests of owners,

Spring Outlook

March 2016 Through May 2016

Precipitation


B
EC
B
EC
A
EC
A

- 33% to 40% Chance of Below Normal Precipitation
- 40% to 50% Chance of Below Normal Precipitation
- 50% to 60% Chance of Below Normal Precipitation
- 60% or Greater for Below Normal Precipitation
- 33% to 40% Chance of Above Normal Precipitation
- 40% Chance of Above Normal Precipitation
- 50% Chance of Above Normal Precipitation
- 60% Chance of Above Normal Precipitation

Temperature


A
A
EC
EC
B

- 33% to 40% Chance of Above Normal Temperature
- 40% to 50% Chance of Above Normal Temperature
- 50% to 60% Chance of Above Normal Temperature
- 60% or Greater for Above Normal Temperature
- 33% to 40% Chance of Below Normal Temperature
- 40% Chance of Below Normal Temperature
- 50% Chance of Below Normal Temperature
- 60% Chance of Below Normal Temperature

EC Means Equal Chances for Above, Normal or Below **A** Means Above **B** Means Below

Source: NOAA, National Oceanic Atmospheric Administration, U.S. Dept of Commerce, February 2016

Contact Information

Investors & Analysts

Lawrence F. Spencer
Director of Investor Relations
(208) 388-2664
LSpencer@idacorpinc.com

Media

Stephanie McCurdy
Corporate Communications
(208) 388-6973
SMcCurdy@idahopower.com